CONFIDENTIAL TREATMENT
                                                              PREVIOUSLY GRANTED

                       SELLER TECHNOLOGY LICENSE AGREEMENT

     THIS AGREEMENT, made and entered into this 31st day of July, 1995, by and between ALBEMARLE CORPORATION, a Virginia corporation having an office at 451 Florida Street, Baton Rouge, Louisiana 70801 (hereinafter "ALBEMARLE"), MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation having offices at 501 Pearl Drive (City of O'Fallon), P. O. Box 8, St. Peters, Missouri, 63376 (hereinafter "MEMC"), and MEMC PASADENA, INC., a Delaware corporation having offices at 3000
N. South Street, Pasadena, Texas, 77503 (hereinafter "MEMC PASADENA"):

                                   WITNESSETH

     WHEREAS, ALBEMARLE has entered into an Asset Purchase Agreement dated July 31, 1995 with MEMC;

     WHEREAS, the Asset Purchase Agreement provides in Section 3.1 that ALBEMARLE shall license certain technology and patent rights relating to the manufacture of polysilicon and sodium aluminum hydride;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

     1.01 "Polysilicon Patent Rights" shall mean the patents listed in Schedule PAT-3 attached hereto and made a part hereof, including all continuations and continuation-in-part patents, divisionals, reissues and reexamined patents derived from those listed.

     1.02 "Polysilicon Manufacturing Technology" shall mean all processes, trade secrets, inventions, discoveries, improvements, know-how, manufacturing, engineering, research, development, and testing information and other technical information, whether or not patentable, developed, used, currently in use, or currently planned for use by ALBEMARLE for or in connection with manufacturing polysilicon from silane. Polysilicon Manufacturing Technology shall not include information received by ALBEMARLE from third parties under the secrecy agreements which are identified on Schedule I-A unless authorized by such agreements or such agreements are assigned to MEMC.

     1.03 "Sodium Aluminum Hydride Manufacturing Technology" shall mean all processes, trade secrets, inventions, discoveries, improvements, know-how, and manufacturing engineering, research, development, and testing information and other technical information, whether or not patentable, developed, used, currently in use, or currently planned for use by ALBEMARLE in manufacturing sodium aluminum hydride. The Sodium Aluminum Hydride Technology shall not include information received by ALBEMARLE from third parties under the secrecy agreements which are identified on Schedule I-A unless authorized by such agreements or such agreements are assigned to MEMC.

     1.04 "Sodium Aluminum Hydride Patent Rights" shall mean the patents listed in Schedule PAT-2 attached hereto and made a part hereof, including all continuations and continuation-in-part patents, divisionals, reissues and reexamined patents derived from those listed.

     1.05 "Licensed Product" shall mean Polysilicon which embodies, is made by or with the use of, or is used in accordance with, an invention defined by one or more claims of the Polysilicon Patent Rights or is made using the Polysilicon Manufacturing Technology.

     1.06 "Affiliate" shall have the same meaning as set forth in the Asset Purchase Agreement.

     1.07 "Polysilicon Plant" shall mean the polysilicon plant located in Pasadena, Texas and transferred by ALBEMARLE to MEMC on the Closing Date including any expansions or increases in the capacity thereof however made or any polysilicon plant which replaces such polysilicon plant.

     1.08 "Net Present Value" of a royalty payment which is due Albemarle pursuant to Section 2.04(a) shall be defined by the following formula:

          Net Present Value = R + ([CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC])n

where R is the amount of the royalty payment for which the determination is being made; n is an integer denoting the number of months following with Start Date to the end of the month in which the royalty is paid. By way of illustration, if a royalty is paid August 13, 1996, and the Start Date is August 31, 1995, the value of n is 12.

     1.09 "Polysilicon" shall collectively mean polysilicon which meets the specifications required for the preparation of semiconductor silicon and polysilicon which meets the specifications required for the preparation of semiconductor silicon and which, in addition, has been upgraded by dehydrogenation. "Polysilicon" shall not include polysilicon which is unsuitable for the manufacture of semiconductor grade silicon wafers.

     1.10 "Closing Date" shall have the same meaning as set forth in the Asset Purchase Agreement.

     1.11 "Deemed Quantity" shall have the meaning set forth in Section 2.03(a) of this Agreement.

     1.12 "Silane Manufacturing Technology" shall have the same meaning as set forth in the Technology Purchase Agreement.

     1.13 "Silane Patent Rights" shall have the same meaning as set forth in the Technology Purchase Agreement.

     1.14 "Silicon Tetrafluoride Manufacturing Technology" shall have the same meaning as set forth in the Technology Purchase Agreement.

     1.15 "Security Agreement" shall have the same meaning as in the Asset Purchase Agreement.

     1.16 "Event of Default" shall have the same meaning as in the Security Agreement.

     1.17 "Deemed Royalty Value" shall mean [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] multiplied by a fraction (X/Y) wherein the numerator "X" is the Implicit Price Deflator index for Gross Domestic Product published in the Survey of Current Business (U.S. Department of Commerce, Economics and Statistics Administration, Bureau of Economic Analysis) at Table 7.13 as published on the Start Date and the denominator "Y" is the Implicit Price Deflator (as defined above) for July 31, 1995.

     1.18 "Start Date" is the first to occur of the following dates; a) the date on which funds are first appropriated by MEMC or MEMC Pasadena for any expansion or other capacity modification of the Polysilicon Plant, or b) the date royalties first become due pursuant to subpart (a) of Section 2.04.

                       ARTICLE 2 - GRANTS AND COMPENSATION

     2.01  Subject  to the terms  and  conditions  set forth in this  Agreement,
ALBEMARLE grants to MEMC and MEMC accepts, a perpetual, worldwide, royalty-bearing as set forth in Sections 2.04, 2.05 and 2.07, exclusive (even as against ALBEMARLE), and irrevocable right and license, which right and license MEMC may extend to its Affiliates, to use the Polysilicon Manufacturing Technology and to make, have made, use and sell the subject matter claimed in the Polysilicon Patent Rights for any purpose, including the right to assign to and sublicense others. Subject to the terms and conditions set forth in this Agreement, MEMC hereby grants to MEMC PASADENA and MEMC PASADENA accepts, a royalty-free and irrevocable right and license, which right and license MEMC PASADENA may extend to its Affiliates, under the Polysilicon Patent Rights and the Polysilicon Manufacturing Technology to make, have made, use and sell Licensed Product at the Polysilicon Plant. If an Event of Default occurs and is continuing, ALBEMARLE shall have the right to terminate all rights and licenses under this Section 2.01 upon written notice to MEMC and MEMC Pasadena and, in such event, MEMC and MEMC Pasadena shall cease any further use of the technology and patent rights licensed under this Section 2.01.

     2.02  Subject  to the terms  and  conditions  set forth in this  Agreement,
ALBEMARLE grants to MEMC and MEMC accepts, a perpetual, worldwide, royalty-bearing as set forth in Sections 2.04, 2.05 and 2.07, exclusive (even as against ALBEMARLE), and irrevocable right and license, which right and license MEMC may extend to its Affiliates, under the Sodium Aluminum Hydride
Manufacturing Technology and the Sodium Aluminum Hydride Patent Rights, including the right to sublicense others, to make, have made, and use sodium aluminum hydride to make, have made, use and sell silane and to make, have made, use and sell sodium aluminum fluoride. No right or license is granted to use sodium aluminum hydride manufactured under license for any other purpose. Subject to the terms and conditions set forth in this Agreement, MEMC grants to MEMC PASADENA and MEMC PASADENA accepts a royalty-free, irrevocable right and license, which right and license MEMC PASADENA may extend to its Affiliates, under the Sodium Aluminum Hydride Manufacturing Technology and the Sodium Aluminum Hydride Patent Rights, to make, have made, and use sodium aluminum hydride to make, have made, use and sell silane and to make, have made, use and sell sodium aluminum fluoride at the Polysilicon Plant. If an Event of Default occurs and is continuing, ALBEMARLE shall have the right to terminate all rights and licenses under this Section 2.02 upon written notice to MEMC and MEMC Pasadena and, in such event, MEMC and MEMC Pasadena shall cease any further use of the technology and patent rights licensed under this Section 2.02.

     2.03 MEMC agrees to promptly provide ALBEMARLE with notice in writing prior to or upon taking any of the following actions:

     (a) making more than [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] metric tons of Polysilicon in the Polysilicon Plant in any calendar year ("Deemed Quantity") (notice being required in each such year when production exceeds the Deemed Quantity, or

     (b) granting any right to a third party to use the Polysilicon Patent Rights and/or Polysilicon Manufacturing Technology to manufacture polysilicon, or

     (c) increasing the capacity of the Polysilicon Plant beyond the Deemed Quantity by expansion, debottlenecking or other means, or

     (d) building a plant for the manufacture of polysilicon for a purpose other than to replace the capacity of the polysilicon plant located in Pasadena, Texas and transferred by ALBEMARLE to MEMC on the Closing Date.

     2.04 In partial consideration for the rights granted herein, Albemarle shall receive a royalty for sales of Licensed Product manufactured at the Polysilicon Plant during the fifteen (15) year period immediately following the Closing Date as set forth below:

               (a) for each kilogram of Licensed Product sold by MEMC PASADENA to its Affiliates and to third parties in a calendar year in excess of [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] metric tons but not in excess of [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] metric tons, Albemarle shall receive a royalty of [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC], and

               (b) for each kilogram of Licensed Product sold in a calendar year in excess of [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] metric tons, Albemarle shall receive a royalty to be determined by MEMC and Albemarle pursuant to a good faith negotiation as described in Section 2.06.

The  obligation  to pay  royalties to Albemarle  pursuant to subpart (a) of this
Section 2.04 shall terminate fifteen years from the Closing Date or when the Net Present Value of all royalties paid to Albemarle pursuant to subpart (a) of this
Section 2.04 is equal to the Deemed Royalty Value, whichever is the first to occur. The obligation to pay royalties to Albemarle pursuant to subpart (b) of this Section 2.04 shall terminate fifteen years from the Closing Date. All royalties due Albemarle pursuant to this Section 2.04 shall be paid to Albemarle within thirty (30) days following the close of the calendar quarter in which the sale of the royalty-bearing product occurred.

     2.05 If at any one or more times during the fifteen (15) year period immediately following the Closing Date, MEMC, MEMC PASADENA or any Affiliate of MEMC or MEMC PASADENA manufactures Licensed Product at a plant other than the Polysilicon Plant, Albemarle, in addition to any royalties which may be required by Section 2.04 for Licensed Product manufactured at the Polysilicon Plant, shall receive a royalty for the making, using or selling of Licensed Product manufactured at each such new plant within the fifteen (15) year period immediately following the Closing Date, the royalty to be determined by MEMC and Albemarle pursuant to a good faith negotiation as described in Section 2.07.

     2.06 In conducting negotiations required by Section 2.04(b) or Section 2.05, the parties shall use in their consideration the premise that ALBEMARLE is 50% owner of the Polysilicon Patent Rights, Polysilicon Manufacturing Technology, Sodium Aluminum Hydride Patent Rights and Sodium Aluminum Hydride Manufacturing Technology and further that the Polysilicon Patent Rights, Polysilicon Manufacturing Technology, Sodium Aluminum Hydride Patent Rights, Sodium Aluminum Hydride Manufacturing Technology, Silane Patent Rights, Silane Manufacturing Technology and Silicon Tetrafluoride Manufacturing Technology were valued, as of the Closing Date, [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC]. MEMC and ALBEMARLE agree to use such contemplated value as a basis for their negotiations, provided, however, that if ALBEMARLE or MEMC can demonstrate in good faith that such contemplated value is not the actual value at the time of such negotiations, then that party may address that issue as part of the negotiations. Failing agreement upon a mutually acceptable royalty to be paid to ALBEMARLE in the event of the occurrence of acts as described in 2.04(b) or 2.05, then MEMC and ALBEMARLE shall submit the matter to arbitration in accordance with the provisions of Section 8.05.

     2.07 If at any one or more times MEMC or MEMC PASADENA (or any of their Affiliate(s), successor(s), licensee(s) or assign(s)) transfers any of the Polysilicon Patent Rights, the Polysilicon Manufacturing Technology, the Sodium Aluminum Hydride Patent Rights and/or the Sodium Aluminum Hydride Manufacturing Technology by way of license, sale or otherwise, to any third party within fifteen years of the Closing Date, then ALBEMARLE shall be paid by MEMC or MEMC PASADENA for each such transaction the cash equivalent of one-half of any value (whether such value is in terms of cash compensation, supply or barter of product or technology, cross licensing of technology or any other value of any kind) received by or to be received by MEMC or MEMC PASADENA (or either of their Affiliate(s), successor(s), licensee(s) or assign(s)) within fifteen years of the Closing Date for the transfer or the licensing of such patent rights or technology, such one-half share (in its cash equivalent) to be paid to ALBEMARLE within thirty (30) days from the receipt by MEMC or MEMC PASADENA (or either of their Affiliate(s), successor(s), licensee(s) or assign(s)) of such cash or such other value (whether such value is in terms of supply or barter of product or technology, cross licensing of technology or any other value of any kind). Notwithstanding the foregoing, in the event such a third party pays value for such a transfer of rights, some of which is paid within fifteen years and some of which is paid more than fifteen years after the Closing Date, ALBEMARLE and MEMC shall, upon the request of either party, negotiate in good faith such that ALBEMARLE and MEMC shall receive a fair and equitable portion of the value paid, taking into account the extent to which the timing of the value paid by the third party corresponds to the timing of the value received by the third party. In conducting such negotiations, the parties shall use in their consideration the premise that ALBEMARLE is 50% owner of the Polysilicon Patent Rights, Polysilicon Manufacturing Technology, Sodium Aluminum Hydride Patent Rights, and Sodium Aluminum Hydride Manufacturing Technology and that it is contemplated by ALBEMARLE and MEMC that the Polysilicon Patent Rights, Polysilicon Manufacturing Technology, Sodium Aluminum Hydride Patent Rights, Sodium Aluminum Hydride Manufacturing Technology, Silane Patent Rights, Silane Manufacturing Technology and Silicon Tetrafluoride Manufacturing Technology were valued, as of the Closing Date, [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC]. MEMC and ALBEMARLE agree to use such contemplated value as a basis for their negotiations, provided, however, that if ALBEMARLE or MEMC can demonstrate in good faith that such contemplated value is not the actual value at the time of such negotiations, then that party may address that issue as part of the negotiations. Failing agreement upon a mutually acceptable portion to be paid to ALBEMARLE, then MEMC and ALBEMARLE shall submit the matter to arbitration in accordance with the provisions of Section 8.05.

                       ARTICLE 3 - MAINTENANCE OF PATENTS

     3.01 MEMC shall pay all taxes, fees or other expenditures, and take any other measures that MEMC believes necessary (in its sole discretion) to prosecute, issue or maintain the Polysilicon Patent Rights.

     3.02 ALBEMARLE, in its discretion, shall pay all taxes, fees or other expenditures and take any other measures necessary to prosecute, issue or maintain the Sodium Aluminum Hydride Patent Rights.

     3.03 If ALBEMARLE, in its discretion, determines it will not proceed with any act or take any measure required under 3.02, to obtain or maintain any of the licensed patent rights relating to sodium aluminum hydride, ALBEMARLE shall provide timely notice of such decision to MEMC and shall, at the request of MEMC, assign to MEMC the sodium aluminum hydride patent involved in time for MEMC to undertake any such act or measure.

                           ARTICLE 4 - CONFIDENTIALITY

     4.01 ALBEMARLE shall refrain from disclosing the Polysilicon Manufacturing Technology.

     4.02 Notwithstanding the foregoing, ALBEMARLE is not under any obligation of confidentiality with respect to any technical information that is part of the Polysilicon Manufacturing Technology that:

     (a) at the time of disclosure is generally available to the public or thereafter becomes generally available to the public by publication or otherwise not arising through an act or omission of ALBEMARLE, or

     (b) is independently made available to ALBEMARLE as a matter of right by a third party, or

     (c) is required by a court or government agency to be disclosed, provided that ALBEMARLE gives MEMC at least thirty (30) days' notice of such requirement so that MEMC will have an opportunity to oppose such requirement.

For the purpose of the provisions of this paragraph 4.02, technical information within the Polysilicon Manufacturing Technology shall not be deemed to be generally available to the public or independently received by ALBEMARLE merely because it may be embraced by a more general disclosure, or derived from combinations of disclosures, generally available to the public or independently made available to ALBEMARLE.

     4.03 MEMC shall refrain from disclosing the Sodium Aluminum Hydride Manufacturing Technology except pursuant to a confidentiality agreement no less restrictive than the terms of this Agreement.

     4.04 Notwithstanding the foregoing, MEMC is not under any obligation of confidentiality with respect to any technical information that is part of the Sodium Aluminum Hydride Manufacturing Technology that:

     (a) At the time of disclosure is generally available to the public or thereafter becomes generally available to the public by publication or otherwise not arising through an act or omission of MEMC, or

     (b) MEMC can show was in its possession prior to the time of the disclosure hereunder and was not acquired directly or indirectly from ALBEMARLE, or

     (c) is independently made available to MEMC as a matter of right by a third party, or

     (d) is required by a court or government agency to be disclosed, provided that MEMC gives ALBEMARLE at least thirty (30) days notice of such requirement so that ALBEMARLE will have an opportunity to oppose such requirement.

For the purpose of the provision of this paragraph 4.04, technical information within the Sodium Aluminum Hydride Manufacturing Technology shall not be deemed to be generally available to the public or in the possession of MEMC merely because it may be embraced by a more general disclosure, or derived from combinations of disclosures, generally available to the public or in the possession of MEMC.

                             ARTICLE 5 - TERMINATION

     This Agreement shall terminate upon the expiration of the last to expire of all patents listed in Schedules PAT-2 and PAT-3 attached hereto, except that the licenses of Polysilicon Manufacturing Technology and Sodium Aluminum Hydride Manufacturing Technology granted in Article 2 and the confidentiality obligations of Article 4 shall survive such termination.

                          ARTICLE 6 - OPTION TO ASSIGN

     At any time, for and in consideration of the sum of One Dollar ($1.00), upon notice by MEMC, ALBEMARLE agrees to sell, assign, transfer and set over unto MEMC the entire right, title and interest of ALBEMARLE in and to the Polysilicon Manufacturing Technology and the Polysilicon Patent Rights. Any such assignment shall have no effect on the obligations of Article 2 (licenses and royalty payments) or the obligations of the Security Agreement. If an Event of Default occurs and is continuing, ALBEMARLE shall have the right to request reassignment to ALBEMARLE of all rights assigned under this Section, and promptly following such request, MEMC and MEMC Pasadena shall cease any further use of the technology and patent rights assigned under this section and will also reassign all such patent and technology rights to ALBEMARLE and will also execute such assignment documents in recordable form as are necessary in the opinion of ALBEMARLE to record the reassignment.

                               ARTICLE 7 - NOTICES

     Any notice provided for herein to be given in writing shall be by registered or certified mail addressed or by facsimile to the respective parties at their addresses set forth below or at such other address or addresses as such parties may from time to time designate in written notice to the other:

         ALBEMARLE:
                                    Albemarle Corporation
                                    451 Florida Street
                                    Baton Rouge, Louisiana 70801

                                    Attention:  Law Department

         MEMC:
                                    MEMC Electronic Materials, Inc.
                                    501 Pearl Drive (City of O'Fallon)
                                    Post Office Box 8
                                    St. Peters, Missouri 63376
                                    Phone:  (314) 279-5000
                                    Facsimile:  (314) 279-5158

                                    Attention: Vice President, Technology

                               ARTICLE 8 - GENERAL

     8.01 This Agreement, the Technology Purchase Agreement, the Security Agreement and the Asset Purchase Agreement set forth the entire agreement and understanding of the parties with respect to the subject matter hereof. No representation, promise, inducement or statement of intention relating to the subject matter contemplated by this Agreement has been made by any party which is not set forth in this Agreement or in the documents referred to herein.

     8.02 This Agreement may be amended, superseded or canceled only by a writing specifically referring to this Agreement and signed by the duly authorized representative of both parties.

     8.03 This Agreement shall be governed by the law of the State of Texas, excluding the conflicts of laws provisions thereof to the extent such laws would dictate application of the laws of another jurisdiction.

     8.04 The licenses granted pursuant to paragraph 2.01 may be assigned or transferred in any manner by MEMC without the consent of ALBEMARLE provided that ALBEMARLE is notified of the assignment and the assignee agrees to assume the obligations set forth in paragraphs 2.03, 2.04, 2.05, 2.06 and 2.07. The licenses granted pursuant to paragraph 2.02 may be assigned to the successor in interest of MEMC in the business to which such licenses pertain. ALBEMARLE can assign any or all of its rights under this Agreement at any time without the consent of MEMC.

     8.05 For any matter which is designated in this Agreement as being subject to arbitration, the parties shall, unless agreed otherwise, submit any disputes for settlement and determination by arbitration under the then-current Commercial Arbitration rules of the American Arbitration Association. The panel for such arbitration shall consist of three (3) arbitrators, each of whom shall be attorneys with at least ten (10) years of experience before the Bar of any state in commercial matters. The arbitration shall be held in Houston, Texas. The costs and expenses of the arbitration shall be shared as determined by the arbitration panel. Discovery will be allowed both parties before the arbitration hearing in accord with the Federal Rules of Civil Procedure and the hearing shall be conducted consistent with the Federal Rules of Evidence. The decision and award of the panel shall be in writing with reasons provided and shall be final and binding. The award so rendered may be entered in any court having jurisdiction thereof confirmation and enforcement.

     8.06 Each party agrees to execute or cause to be executed any documents reasonably required to grant or otherwise perfect the rights purported to be granted herein, provided, however, that neither party shall be required by this section to enter into any transaction with a third party. Any out-of-pocket expenses incurred under this Section shall be reimbursed by the party requesting such services.

     IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Agreement on the date first written above.

                                  ALBEMARLE CORPORATION

                                  By:  /s/ Thomas Avant
                                     -------------------------------------------
                                  Title:  Senior Vice President, Finance


                                  MEMC ELECTRONIC MATERIALS, INC.

                                  By:  /s/ John DeLuca
                                     -------------------------------------------
                                  Title: Corporate Vice President


                                  MEMC PASADENA, INC.

                                  By:  /s/ John DeLuca
                                     -------------------------------------------
                                  Title: President

                                 SCHEDULE PAT-3
                            POLYSILICON PATENT RIGHTS

CASE              COUNTRY     STATUS   APPN.            FILING                  PATENT     ISSUE
NUMBER                                 NUMBER           DATE                    NUMBER     DATE
---------------------------------------------------------------------------------------------------

EM-5522-A         USA         ISSUED    105.867         10/08/87                4.857.173  08/15/89
EM-5461-B         USA         ISSUED    059.562         06/08/87                4.806.317  02/21/89
EM-5461-D         USA         ISSUED    221.657         07/20/88                5.059.410  10/22/91
EM-5461-F         USA         ISSUED    426.846         10/26/89                5.202.099  04/13/93
EM-5461-H         USA         ISSUED    892.698         05/28/92                5.205.998  04/27/93
EM-5461           CANAD       GRANTED   514.570         07/24/86                1.323.339  10/19/93
EM-5461           JAPAN       GRANTED   181827/86       08/01/86                1859201    07/27/94
EM-5266           USA         ISSUED    796.190         11/08/85                4.691.866  09/08/87
EM-5266           JAPAN       GRANTED   162208/87       06/29/87                1794186    10/14/93
EM-5512-A         USA         ISSUED    004.116         01/16/87                4.820.587  04/11/89
EM-5512-B         USA         ISSUED    114.453         10/28/87                7.784.840  11/15/88
EM-5512-C         USA         ISSUED    290.584         12/27/88                4.883.687  11/28/89
EM-5512+          CANAD       GRANTED   544.103         98/10/87                1.294.755  01/28/92
EM-5512+          JAPAN       PUBLISHED 208030/87       08/21/87
EM-5512+          EPO         GRANTED   87-307464.5     08/24/87                0 258 027  08/19/92
EM-5512+          TAIWN       GRANTED   76-105096       08/29/87                NI 32354   09/01/89
EM-5512+          BELGM       GRANTED   87-307464-5     08/24/87                0258027    08/19/92
EM-5512+          FRANC       GRANTED   87-307464-5     08/24/87                0258027    08/19/92
EM-5512+          GERWE       GRANTED   87-307464-5     08/24/87                P3781223.8 08/19/92
EM-5512+          ITALY       GRANTED   87-307464-5     08/24/87                0258027    08/19/92
EM-5512+          UNIKN       GRANTED   87-307464-5     08/24/87                0258027    08/19/92
EM-5543           USA         ISSUED    088.145         08/21/87                4.748.052  05/31/88
EM-5543-A         USA         ISSUED    165.187         03/07/88                4.868.013  09/19/89
EM-5543           CANAD       GRANTED   575.224         08/19/88                1.303.816  06/23/92
EM-5543           JAPAN       PUBLISHED 204839/88       08/19/88
EM-5543           KORSO       PUBLISHED 10576/1988      08/20/88
EM-5543           TAIWN       GRANTED   77105585        08/12/88                35307      03/26/90
EM-5543           EPO         GRANTED   88-113076.9     08/11/88                0303973    01/27/93
EM-5543           BELGM       GRANTED   88-113076.9     08/11/88                0303973    01/27/93
EM-5543           FRANC       GRANTED   88-113076.9     08/11/88                0303973    01/27/93
EM-5543           GERWE       GRANTED   88-113076.9     08/11/88                P3877857.2 01/27/93
EM-5543           ITALY       GRANTED   88-113076.9     08/11/88                0303973    01/27/93
EM-5543           UNIKN       GRANTED   88-113076.9     08/11/88                0303973    01/27/93
EM-5704           USA         ISSUED    126.203         11/27/87                4.789.596  12/06/88
EM-5704-B         USA         ISSUED    212.286         06/27/88                4.952.425  08/28/90
EM-5704-C         USA         ISSUED    212.231         06/27/88                4.851.297  07/25/89
EM-5704           CANAD       GRANTED   584.183         11/25/88                1.309.308  10/27/92
EM-5704           JAPAN       PUBLISHED 296409/88       11/25/88
EM-5704           KORSO       PUBLISHED 88-15662        11/26/88
EM-5704           TAIWN       GRANTED   77108649        12/12/88                N147709    09/26/91
EM-5704           EPO         GRANTED   88-119601.8     11/24/88                0318008    06/22/94
EM-5704           EPO         PUBLISHED 92-105047.2     03/24/92
EM-5704           BELGM       GRANTED   88-119601.8     11/24/88                0318008    06/22/94
EM-5704           FRANC       GRANTED   88-119601.8     11/24/88                0318008    06/22/94
EM-5704           GERWE       GRANTED   88-119601.8     11/24/88                P38503573  06/22/94
EM-5704           ITALY       GRANTED   88-119601.8     11/24/88                0318008    06/22/94
EM-5704           UNIKN       GRANTED   88-119601.8     11/24/88                0318008    06/22/94
EM-5705-A         USA         ISSUED    791.882         11/13/91                5,242.671  09/07/93
EM-5705-B         USA         ISSUED    053.527         04/26/93                5.326.547  07/05/94
EM-5705           CANAD       PENDING   612.125         09/20/89
EM-5705           JAPAN       PUBLISHED 262279/89       10/09/89
EM-5705           KORSO       GRANTED   14577/1989      10/11/89                69463      01/05/94
EM-5705           EPO         GRANTED   89-1179624      09/28/89                0363742    06/09/93
EM-5705           FRANC       GRANTED   89-1179624      09/28/89                0363742    06/09/93
EM-5705           GERWE       GRANTED   89-117962.4     09/28/89                P68907001. 06/09/93
EM-5705           ITALY       GRANTED   89-117962.4     09/28/89                0363742    06/09/93
EM-5705           UNIKN       GRANTED   89-117962.4     09/28/89                0363742    06/09/93
EM-5712           USA         ISSUED    092,638         09/03/87                4,871,524  10/03/89
EM-5712           CANAD       GRANTED   574,472         08/11/88                1,289,454  09/24/91
EM-5712           JAPAN       PUBLISHED 218691/88       09/02/88
EM-5712           KORSO       PUBLISHED 11398/1988      09/03/88
EM-5712           TAIWN       GRANTED   77105745        08/19/88                NI43359    04/09/91
EM-5712           EPO         GRANTED   88-113730.1     08/23/88                0305867    06/26/91
EM-5712           BELGM       GRANTED   88-113730.1     08/23/88                0305867    06/26/91
EM-5712           FRANC       GRANTED   88-113730.1     08/23/88                0305867    06/26/91
EM-5712           GERWE       GRANTED   88-113730.1     08/23/88                P3863411.2 06/26/91
EM-5712           ITALY       GRANTED   88-113730.1     08/23/88                0305867    06/26/91
EM-5712           UNIKN       GRANTED   88-113730.1     08/23/88                0305867    06/26/91
EM-6074           USA         ISSUED    457,310         12/26/89                4,970,891  11/20/90
EM-6512           USA         ISSUED    865,972         04/09/92                5,260,538  11/09/93
EM-6535           USA         ISSUED    963,814         10/20/92                5,322,670  06/21/94
EM-6541           USA         ISSUED    963,661         10/20/92                5,405,658  04/11/95
EM-6541           JAPAN       PENDING   US93/09545      10/06/93
EM-6541           CANAD       PENDING   US93/09545      10/06/93
EM-6553           USA         ISSUED    957,319         10/06/92                5,358,603  10/25/94
EM-6536-B         USA         ISSUED    179,410         01/10/94                5,419,462  05/30/95
EM-6536           JAPAN       PENDING   246135/93       09/07/93
EM-6541-A         USA         PENDING   401,371         03/09/95

                                  Schedule 1-A

Name                                        Type

Ahmet Baysar                        Secrecy - Production high purity silicon in
                                    fluidized bed using microwaves

M. P. Dudukovic                     Consulting/Secrecy - Field of chemical
                                    engineering; discussions re fluid bed model for silane decomposition

M. P. Dudukovic                     Consulting - Multiphase reactors

M. P. Dudukovic                     Consulting - Silicon Crystal Pulling

M. P. Dudukovic                     Consulting/Secrecy - Field of chemical
                                    engineering; discussions re fluid bed model for silane decomposition

Donald C. Freshwater                Consulting/Secrecy - manufacturing poly-
                                    silicon

L. J. Giling                        Consulting - semiconductor materials

L. J. Giling                        Consulting - semiconductor materials

L. J. Giling                        Consulting - one year extension re MOCVD
                                    agreement

L. J. Giling                        Consulting - semiconductor materials and
                                    MOCVD

L. J. Giling                        Consulting - metal organic chemical vapor
                                    deposition (MOCVD) of III-V compounds

James L. Kuester                    Secrecy - Production high purity silicon in
                                    fluidized bed using microwaves

F. F. Lange                         Consulting - polysilicon and silicon
                                    carbide ceramics

David C. Look                       Consulting - semiconductor materials

Robert C. Wright                    Secrecy - covering consultations re Ethyl's
                                    polysilicon project

Frederick A. Zenz                   Consulting - Polysilicon manufacturing

                                 SCHEDULE PAT-2

                      SODIUM ALUMINUM HYDRIDE PATENT RIGHTS


CASE              COUNTRY     STATUS   APPN.           FILING                   PATENT      ISSUE
NUMBER                                 NUMBER          DATE                     NUMBER      DATE
----------------------------------------------------------------------------------------------------

EM-5065           USA         ISSUED   496.474         05/20/83                 4.456.584   06/26/84
EM-5065           CANAD       GRANTED  452.120         04/16/84                 1.203.673   04/29/86
EM-5065           TAIWN       GRANTED  7.311.538       04/18/84                 NI-24629    07/25/86
EM-5065           EPO         GRANTED  84-105704.5     05/18/84                 0129079     11/11/87
EM-5065           FRANC       GRANTED  84-105704.5     05/18/84                 0129079     11/11/87
EM-5065           GERWE       GRANTED  84-105704.5     05/18/84                 P3467334.2  11/11/87
EM-5065           ITALY       GRANTED  84-105704.5     05/18/84                 0129079     11/11/87
EM-5065           HOLLN       GRANTED  84-105704.5     05/18/84                 0129079     11/11/87
EM-5065           UNIKN       GRANTED  84-105704.5     05/18/84                 0129079     11/11/87
EM-5129           USA         ISSUED   450.032         12/15/82                 4.528.176   07/09/85
EM-5129+          CANAD       GRANTED  443.198         12/13/83                 1.200.365   02/11/86
EM-5129+          TAIWN       GRANTED  73-10012        01/05/84                 NI-24621    07/25/86
EM-5129+          EPO         GRANTED  83-3076425      12/15/83                 0112175     03/29/89
EM-5129+          FRANC       GRANTED  83-3076425      12/15/83                 0112175     03/29/89
EM-5129+          GERWE       GRANTED  83-3076425      12/15/83                 P3379500.2  03/29/89
EM-5129+          ITALY       GRANTED  83-3076425      12/15/83                 0112175     03/29/89
EM-5129+          HOLLN       GRANTED  83-3076425      12/15/83                 0112175     03/29/89
EM-5129+          UNIKN       GRANTED  83-3076425      12/15/83                 0112175     03/29/89
EM-5159           USA         ISSUED   557.206         12/02/83                 4.512966    04/23/85